UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2009
INTRAOP MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-49735	87-0642947
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

570 Del Rey Avenue Sunnyvale, California		94085
(Address of principal executive offices)		(Zip Code)
408-636-1020
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02. Unregistered Sales of Equity Securities.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.52
EX-10.53
EX-10.54

Item 1.01. Entry into a Material Definitive Agreement.
     On April 9, 2009, Intraop Medical Corporation (the “Company”) entered into an amendment to the Debenture Purchase Agreement (the “Purchase Agreement”), dated September 30, 2008, among the Company, Lacuna Venture Fund LLLP (“Lacuna”), E.U. Capital Venture, Inc. (“EU Capital”) and Encyclopedia Equipment LLC (collectively, the “Debenture Purchasers”). As amended, subject to certain conditions, the Company may issue up to an additional $1,500,000 aggregate principal amount of its 10% Senior Secured Debentures (the “Debentures”) to additional investors. In connection with this amendment, the Company issued Debentures under the Purchase Agreement in an aggregate principal amount of $1,100,000, consisting of $725,000.00 to Lacuna, $250,000.00 to Rawleigh Ralls and $125,000 to E.U. Capital, resulting in $400,000.00 aggregate principal amount of Debentures remaining available for issuance by the Company under the Purchase Agreement. The proceeds from the sale of these additional Debentures will be used for working capital and other general corporate purposes. Prior to the date of this amendment, the Company had issued Debentures in the aggregate principal amount of $2,000,000 pursuant to the terms of the Purchase Agreement.
     In connection with the amendment to the Purchase Agreement, the Company and the Debenture Purchasers also agreed to amend and restate the form of each of the previously issued Debentures and each additional Debenture to be issued under the Purchase Agreement in the future (including the additional Debentures issued to Lacuna and Mr. Ralls described above). As amended, the Debentures pay interest at the rate of 10% per annum, payable monthly in arrears. All outstanding principal and any accrued but unpaid interest is payable in full on the earlier of (i) June 30, 2009 or (ii) the date the Company closes an issuance, or series of issuances, of promissory notes convertible into shares of its Common Stock with gross aggregate proceeds received by the Company of not less than $4,000,000. In the event that (i) the Company closes an issuance, or series of issuances, of shares of its Preferred Stock (the “New Securities”) with gross aggregate proceeds received by the Company of not less than $1,000,000 (a “Qualified Financing”) and (ii) the Debentures have not been paid in full, then the entire outstanding principal balance and all accrued but unpaid interest thereon shall convert at the option of the holder into shares of the New Securities at a conversion price equal to the price per share paid by the investors purchasing the New Securities on the same terms and conditions as given to such investors. Upon the occurrence of certain events of default, the full principal amount of the Debentures, together with all accrued but unpaid interest and late fees thereon, becomes immediately due and payable. Upon issuance of the amended and restated Debentures, the Debenture Purchasers agreed to waive any existing defaults under the Debentures, including as a result of the Company’s failure to pay the outstanding principal amount on the Debentures and all interest accrued thereon that had become due and payable by the Company on December 31, 2008.
     Concurrently with the issuance of the amended and restated Debentures and the issuance of the additional Debentures to Lacuna and Mr. Ralls as described above, the Company issued warrants to purchase an aggregate of 27,678,567 shares of its Common Stock to the Debenture Purchasers and Mr. Ralls. These warrants have a five-year term, subject to early termination upon the occurrence of certain events, and an exercise price of $0.028 per share.
     The obligations of the Company in respect of the Debentures are secured by a lien on substantially all of the Company assets (subject to certain other permitted liens) pursuant to the terms of a Security Agreement, dated September 30, 2008, among the Company and the holders of such Debentures.
     Lacuna and certain of its affiliates are investors in the Company. Since entering into that certain Common Stock and Warrant Purchase Agreement, dated August 17, 2007, Lacuna and its affiliates have acquired, in a series of transactions, approximately 34% of the Company’s total outstanding Common Stock, for an aggregate purchase price of approximately $4,075,000. In addition, Lacuna and certain of its affiliates are a party to a rights agreement, dated August 17, 2007, as amended on August 27, 2007, by and among the Company and certain investors named therein, which grants the investors certain registration rights and rights to participate in subsequent offerings.
     Rawleigh Ralls is a director of the Company and a managing director of Lacuna’s parent entity. J.K. Hullett and Wink Jones, who serve as officers of the Company, are also managing directors of Lacuna’s parent entity.

     Oliver Janssen is a director of the Company and a member of Encyclopedia Equipment LLC. Mr. Janssen is a stockholder of the Company and an affiliate of Mr. Janssen holds a warrant to purchase 9,530,732 shares of the Company’s Common Stock.
     The Company has entered into a revolving, $6,000,000, combined inventory and factoring agreement, or product financing arrangement, under which the Company pledged as collateral certain of our inventory and receivables, with E.U. Capital Venture, Inc., which is also a stockholder of the Company.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.
Item 3.02. Unregistered Sales of Equity Securities.
     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02. The Company believes that each of the holders of the Debentures and the warrants described above are “accredited investors”, and the issuance of such securities is therefore being made pursuant to Regulation D promulgated under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.52	Amendment to Loan Documents, dated as of April 9, 2009, among the Company, E.U. Capital Venture, Inc., Encyclopedia Equipment LLC, Lacuna Venture Fund LLLP and Rawleigh Ralls

10.53	Form of 10% Senior Secured Debenture, issued pursuant to the Debenture Purchase Agreement, dated as of September 30, 2008, as amended

10.54	Form of Common Stock Warrant, issued pursuant to the Debenture Purchase Agreement, dated as of September 30, 2008, as amended

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRAOP MEDICAL CORPORATION
Dated: April 10, 2009	By:	/s/ John Powers
John Powers
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.52	Amendment to Loan Documents, dated as of April 9, 2009, among the Company, E.U. Capital Venture, Inc., Encyclopedia Equipment LLC, Lacuna Venture Fund LLLP and Rawleigh Ralls

10.53	Form of 10% Senior Secured Debenture, issued pursuant to the Debenture Purchase Agreement, dated as of September 30, 2008, as amended

10.54	Form of Common Stock Warrant, issued pursuant to the Debenture Purchase Agreement, dated as of September 30, 2008, as amended